UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2011

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Illinois	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
 (Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 1, 2011, Titan International, Inc. (Titan or the Company) filed a Current Report on Form 8-K regarding the completion of its acquisition of The Goodyear Tire & Rubber Company’s Latin American farm tire business.  This Amendment No. 1 on Form 8-K/A amends the Company’s April 1, 2011, Form 8-K to provide financial statements of the business acquired and pro forma financial information relating to the acquisition as required by Item 9.01(a) and 9.01(b).

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired

The Combined Statements of Net Assets Sold of The Goodyear Tire & Rubber Company’s Latin America Farm Tire Business at December 31, 2010 and 2009, and the related accompanying Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses for each of the three years in the period ended December 31, 2010, are included as Exhibit 99.1 to this Amendment No. 1.

The Combined Statements of Net Assets Sold of The Goodyear Tire & Rubber Company’s Latin America Farm Tire Business at March 31, 2011 (unaudited), and the related accompanying Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses for each of the three months in the periods ended March 31, 2011 and 2010 (unaudited) are included as Exhibit 99.2 to this Amendment No. 1.

(b)	Pro forma financial information

The unaudited pro forma financial statements of Titan International, Inc. required by this item are included as Exhibit 99.3 to this Amendment No. 1.

(d)	Exhibits

23	Consent of PricewaterhouseCoopers LLP

99.1
The Combined Statements of Net Assets Sold of The Goodyear Tire & Rubber Company’s Latin America Farm Tire Business at December 31, 2010 and 2009, and the related accompanying Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses for each of the three years in the period ended December 31, 2010.

99.2
The Combined Statements of Net Assets Sold of The Goodyear Tire & Rubber Company’s Latin America Farm Tire Business at March 31, 2011 (unaudited), and the related accompanying Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses for each of the three months in the periods ended March 31, 2011 and 2010 (unaudited).

99.3
Titan International, Inc. unaudited pro forma consolidated condensed balance sheet as of March 31, 2011, and unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2010, and the three months ended March 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 10, 2011	By:	/s/ Paul G. Reitz
Paul G. Reitz
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of PricewaterhouseCoopers LLP
99.1
The Combined Statements of Net Assets Sold of The Goodyear Tire & Rubber Company’s Latin America Farm Tire Business at December 31, 2010 and 2009, and the related accompanying Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses for each of the three years in the period ended December 31, 2010.

99.2
The Combined Statements of Net Assets Sold of The Goodyear Tire & Rubber Company’s Latin America Farm Tire Business at March 31, 2011 (unaudited), and the related accompanying Combined Statements of Revenue, Cost of Goods Sold and Direct Operating Expenses for each of the three months in the periods ended March 31, 2011 and 2010 (unaudited).

99.3
Titan International, Inc. unaudited pro forma consolidated condensed balance sheet as of March 31, 2011, and unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 2010, and the three months ended March 31, 2011.